SECOND AMENDMENT TO
OFFICE BUILDING LEASE AGREEMENT

THIS AMENDMENT TO THE OFFICE BUILDING LEASE AGREEMENT (this "Amendment") is executed as of the ___ TH day of November, 2021, by and between the KOURY CORPORATION ("Landlord"), and **GUERRILLA RF, INC.** ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain **OFFICE BUILDING LEASE AGREEMENT** dated July 15th, 2021, as amended by Amendment to Office Building Lease Agreement dated November 5th, 2021 (the "Amendment") (collectively, the "Lease") for a premises located at 2000 Pisgah Church Road, (Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Lease); and

WHEREAS, Section 12.28 of the Lease recites a Capitalization Contingency with a Contingency Period that is set to expire on November 5, 2021 and the Capitalization Contingency Period was extended to November 10, 2021 by the Amendment; and

WHEREAS, Tenant has yet to provide Landlord with evidence of the Capital Raise, but has reason to believe that Tenant will be in a position to provide such evidence in the near future;

WHEREAS, Landlord and Tenant desire to modify the Lease in order to provide Tenant with sufficient time to provide Landlord with evidence of the Capital Raise and Landlord enough time to review such evidence.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises set forth herein and other good and valuable consideration, Tenant and Landlord hereby agree to the following:

1. **Closing Date Extension.** The Contingency Period, as defined in the Section 12.28 of the Lease is due to hereby extended to 5:00pm on November 15, 2021.

2. **Successors and Assigns.** This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3. **Ratification.** Except as expressly stated herein, the Lease shall remain in full force and effect. If there is any conflict between the Lease and the terms of this Amendment, the terms of this Amendment shall control.

4. **Counterparts.** This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document with the same effect as if all parties had signed the same original. Furthermore, the undersigned agree that transmission of this Amendment by telecopy or via e-mail in a "PDF" format shall be deemed transmission of the original Amendment for all purposes.

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IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of date set forth above.

LANDLORD:

KOURY CORPORATION

By: ______________________
Richard L. Vanore, Jr., President

TENANT:

GUERRILLA RF, INC.

By: ______________________
Ryan Pratt, Founder/CEO